



4Q and FY 2015 Earnings Conference Call

February 25, 2016





NYSE: CW

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Key 2015 Highlights

- Full-year 2015 operating margin of 14.1%
  - Improved execution driving margin expansion
  - Achieved top quartile vs peers
- Secured China AP1000® order exceeding $450M
- Full-year 2015 EPS up 17% to $4.04
- Strong defense but…challenging industrial environment
  - Commercial/Industrial markets influenced by lower oil prices, weaker global economic conditions
- Completed $300M share repurchase program
  - Continued steady share repurchase activity

Fourth Quarter 2015 Operating Income / Margin Drivers

($ in millions)	4Q'15	4Q'14	Change vs. 2014
Commercial / Industrial	$42.7	$43.4	(1%)
Margin	14.7%	14.4%	+30 bps
Defense	31.0	26.3	18%
Margin	24.4%	19.9%	+450 bps
Power	40.5	11.2	262%
Margin	23.5%	8.0%	+1,550 bps
Total Segments Op Income	**$114.2**	**$80.8**	**41%**
Corp & Other	($5.7)	($5.9)	4%
Total CW Op Income	**$108.5**	**$74.9**	**45%**
Margin	**18.4%**	**13.1%**	**530 bps**

Change vs. 2014, excluding one-time, $20M AP1000 fees

Power: **83%** **+550 bps to 13.5%**

Total CW: **18%** **+250 bps to 15.6%**

Notes:
All figures presented on a continuing operations basis. Amounts may not add down due to rounding.

Overview of Full-Year 2015 Results

- **Net Sales decreased 2% (flat organic)**
  - Defense markets increased 4% overall (up 6% organic)
  - Commercial markets decreased 5% overall (down 3% organic)
- **Operating Income increased 10% (Up 6% organic)**
- **Operating Margin up 150 bps to 14.1%**
- **Diluted EPS of $4.04, reflecting:**
  - Strong 4th quarter diluted EPS of $1.53
  - New China AP1000 order
- **Adjusted Free Cash Flow(1) of $272M, FCF conversion 141%**
- **Return on Invested Capital(2) up 110 bps to 11.5%**

Notes:
For the purposes of this presentation, Organic excludes the impact of foreign currency translation and acquisitions.
All figures presented on a continuing operations basis.
(1) Adjusted Free Cash Flow is defined as cash flow from operations less capital expenditures, and excludes contributions to the Company's corporate defined benefit pension plan of $145 million in 2015.
(2) Return on invested capital is equal to net operating profit after-tax over two-year average net debt plus equity

CURTISS-WRIGHT

2016E End Market Sales Outlook* (Guidance as of February 24, 2016)

	FY2016E	% of Total Sales
Aero Defense	1 - 3%	14%
Ground Defense	4 - 6%	4%
Naval Defense	0 - 2%	18%
Total Defense Including Other Defense	**Up 2% to 4%**	**37%**
Commercial Aero	(2 - 4%)	18%
Power Generation	4 - 6%	20%
General Industrial	(2 - 6%)	25%
Total Commercial	**Down 1% to 3%**	**63%**
Total Curtiss-Wright	**Down 1% to Up 1%**	**100%**

Total Oil & Gas exposure: ~5% of CW sales

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015. This affects 2016 growth rates for Power Generation, Total Commercial and Total Curtiss-Wright sales.

CURTISS-WRIGHT

2016E Financial Outlook* (Guidance as of February 24, 2016)

($ in millions)	FY2015 Pro Forma	FY2016E	Growth % vs 2015
Commercial / Industrial	$1,185	$1,145 - 1,170	(1 - 3%)
Defense	$477	$490 - 500	3 - 5%
Power	$523	$535 - 550	2 - 5%
Total Sales	**$2,186**	**$2,170 - 2,220**	**Down 1% to Up 1%**
Commercial / Industrial	$172	$168 - 173	(2) - 1%
Margin	14.5%	14.6% - 14.8%	+10 - 30 bps
Defense	$99	$93 - 97	(2 - 6%)
Margin	20.7%	19.1% - 19.3%	(140 - 160 bps)
Power	$55	$69 - 72	25 - 31%
Margin	10.5%	12.9% - 13.1%	+240 - 260 bps
Corporate and Other	($35)	($26 -27)	-
Total Operating Income	**$291**	**$304 - 315**	**5 - 8%**
CW Margin	**13.3%**	**14.0% - 14.2%**	**+70 - 90 bps**

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income.

2016E Financial Outlook* (Guidance as of February 24, 2016)

($ in millions, except EPS)	FY2015 Pro Forma	FY2016E	Growth % vs 2015
Total Operating Income	**$291**	**$304 - 315**	**5 - 8%**
Pension/401K Expense	$30	~$22	
Interest Expense	$36	$38 - 39	
Effective Tax Rate	30.1%	31.0%	
Diluted EPS	**$3.74**	**$4.00 - 4.15**	**7 - 11%**
Diluted Shares Outstanding	47.6	46.0	

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income.

CURTISS-WRIGHT

2016E Financial Outlook (Guidance as of February 24, 2016)

($ in millions)	FY2015A	FY2016E	Growth % vs 2015
Free Cash Flow (1)	**$127**	**$280 - 300**	**-**
Adjusted Free Cash Flow (2)	**$272**	**$280 - 300**	**3 - 10%**
Free Cash Flow Conversion(3)	66%	152 - 157%	
Adjusted Free Cash Flow Conversion(4)	141%	152 - 157%	
Depreciation & Amortization	$101	$100 - 110	
Capital Expenditures	$36	$50 - 60	

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures

(2) Adjusted Free Cash Flow excludes:

- Contributions to the Company's corporate defined benefit pension plan of $145 million in 2015.

(3) Free Cash Flow Conversion is calculated as free cash flow from operations divided by earnings from continuing operations.

(4) Adjusted Free Cash Flow Conversion is calculated as adjusted free cash flow divided by earnings from continuing operations.

New China AP1000 Order - Financials



- Curtiss-Wright providing reactor coolant pump (RCP) technology on Westinghouse AP1000 power plant
- Secured new China AP1000 order on December 31, 2015
- Total revenue: $448M ($28M / reactor coolant pump)
- Cadence of China AP1000 Revenue
  - Expected to represent a bell curve, 2015 through 2021
  - 2016: essentially flat with 2015
  - 2017 - 2019: progressive ramp to 2019 peak year
  - 2020: significant ramp down into tail of bell curve (2021)
- 2016 advanced cash payment: ~$60M

AP1000 Program Highlights and Outlook



- Successfully concluded final design modifications and reached full qualification of RCP design
- Began shipping RCPs to China in 4Q'15 (2007 contract)
  - Four shipped to Sanmen 1 and installed in the plant
  - Four en route to Haiyang 1
- Expect to begin shipping US RCPs later in 2016 (2008 contract)
- New China order – shipping to begin in 2019

Strategic Margin Drivers

9.3%	12.6%	14.1%
2013 Investor Day	2014A	2015A

- **Leveraging the benefits of One Curtiss-Wright**
  - Operational Excellence (Lean, Supply Chain Management)
  - Consolidation Programs
  - Low Cost Economies
  - Shared Services
  - Segment Focus
- **Operational and productivity improvement initiatives**

Advancing to Top Quartile Performance

Balanced Capital Allocation


Return of
Capital
Operational
Requirements
Acquisitions

- **Committed to steady return of capital to shareholders**
  - $300M in total share repurchases in 2015 plus steady dividend
  - $100M in expected share repurchases in 2016
- **Seeking select bolt-on acquisitions**
- **Internal investment to support future growth**

Outlook for 2016 and Closing Comments

- Expect solid sales growth in defense and power markets, mitigating a challenging industrial outlook
- On track for continued operating margin expansion, up 70 - 90 bps to 14.0% - 14.2%*
  - Led by operational improvement and cost reduction initiatives
  - Goal to remain in Top Quartile vs peers
- Solid growth in diluted EPS, up 7 - 11%*
- Strong free cash flow expectations driven by AP1000 and improved working capital management
- Committed to a balanced capital allocation strategy
  - $100 million in share repurchase expected in 2016

* The Company's full-year 2016 guidance reflects growth rates compared to 2015 Pro Forma results, which excludes the one-time China AP1000 fee of $20 million recognized in the fourth quarter of 2015 from sales and operating income.

Appendix

Non-GAAP Reconciliation

Three Months Ended December 31, 2015 vs 2014

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	(2%)	(3%)	(1%)	5%	23%	261%	4%	40%
Acquisitions	0%	1%	0%	0%	0%	0%	0%	0%
Foreign Currency	(2%)	1%	(3%)	13%	(0%)	1%	(1%)	5%
Total	(4%)	(1%)	(4%)	18%	23%	262%	3%	45%

Year Ended December 31, 2015 vs 2014

	Commercial/Industrial		Defense		Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	(1%)	(5%)	0%	6%	3%	46%	0%	6%
Acquisitions	0%	1%	0%	0%	0%	(0%)	0%	0%
Foreign Currency	(3%)	(0%)	(3%)	14%	(0%)	0%	(2%)	4%
Total	(4%)	(4%)	(3%)	20%	3%	46%	(2%)	10%

Organic Revenue and Organic Operating income

The Corporation discloses organic revenue and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic revenue and organic operating income are defined as revenue and operating income excluding the impact of foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

Note: Amounts may not add due to rounding

CURTISS-WRIGHT

Full-Year 2015 End Market Sales

	FY'15 Change	% of Total Sales
Aero Defense	5%	14%
Ground Defense	16%	4%
Naval Defense	2%	18%
Total Defense Including Other Defense	**4%**	**36%**
Commercial Aero	(6%)	18%
Power Generation	2%	20%
General Industrial	(8%)	26%
Total Commercial	**(5%)**	**64%**
Total Curtiss-Wright	**(2%)**	**100%**

Notes:
Percentages in chart relate to Full-Year 2015 sales.
All figures presented on a continuing operations basis.

FY'15 Results:

- **Defense Markets +4%; organic +6%**
- **Commercial Markets (5%); organic (3%)**

Key Drivers:

- **Aerospace Defense: Driven by solid demand for embedded computing products**
- **Ground Defense: Strong international turret drive sales**
- **Commercial Aerospace: Lower sales of flight test equipment and surface tech services**
- **Power Generation:**
  - **New China AP1000 order**
  - **Continued deferred maintenance spending in U.S. aftermarket**
- **General Industrial: Lower valve sales, primarily in energy markets**
- **Unfavorable FX impact**

CURTISS-WRIGHT

2015 End Market Sales Waterfall

($ Millions)

Total CW End Markets
$2,206

- **Defense Markets** 36%
  - Naval 18%
  - Aerospace 14%
  - Ground 4%
- **Commercial Markets** 64%
  - Commercial Aerospace 18%
    - Aircraft Equipment 67%
    - Surface Tech Services 33%
  - Power Generation 20%
    - Aftermarket Nuclear 66%
    - New Build / AP1000 20%
    - Non-Nuclear 14%
  - General Industrial 26%
    - Industrial Vehicles 33%
    - Industrial Valves 27%
    - Surface Tech Services 20%
    - Sensors and Controls 20%

Note: Percentages in chart relate to Full-Year 2015 sales

Non-Nuclear: Surface Technologies services (peening, coatings); Fossil power gen equipment

Sensors and Controls: Sensors, controls and industrial automation equipment

2015 Sales by Segment vs. End Market (1)

Commercial / Industrial Segment


General Industrial 48%
Commercial Aerospace 30%
Aerospace Defense 9%
Naval Defense 7%
Power Generation 6%

Power Segment


Power Generation 67%
Naval Defense 33%

Defense Segment


Aerospace Defense 44%
Naval Defense 27%
Ground Defense 17%
Commercial Aerospace 10%
General Industrial 2%

Note: Percentages in chart relate to Full-Year 2015 sales

2015 Sales by Segment vs. End Market (2)


Commercial / Industrial Segment
General Industrial 48%
Commercial Aero 30%
Oil & Gas 11%
Aerospace Defense 9%
Naval Defense 7%
Power Generation 6%

Note: Percentages in chart relate to Full-Year 2015 sales

General Industrial (48%):

- Industrial vehicles (on-highway, off-highway, medical mobility)
- Industrial valves (O&G, chemical, petrochemical)
- Surface Tech services (peening, coatings, analytical testing)
- Sensors and controls; Industrial automation

Commercial Aerospace (30%):

- Primarily Commercial OEM
- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Aerospace Defense (9%):

- Actuation, sensors and controls equipment
- Surface Tech services (peening, coatings)

Naval Defense (7%):

- Valves for nuclear submarines and aircraft carriers

Power Generation (6%):

- Valves; Surface Tech services (peening, coatings)

2015 Sales by Segment vs. End Market (3)



Defense Segment
Aerospace Defense 44%
Naval Defense 27%
Ground Defense 17%
General Industrial 2%
Commercial Aero 10%

Note: Percentages in chart relate to Full-Year 2015 sales

Aerospace Defense (44%):

- Commercial Off-the-Shelf (COTS) embedded computing products
- Avionics and electronics; flight test equipment
- Aircraft data management solutions

Naval Defense (27%):

- COTS embedded computing products
- Instrumentation and control systems
- Helicopter handling solutions

Ground Defense (17%):

- COTS embedded computing products
- Refurbishment and upgrades (U.S. vehicles)
- Turret-drive stabilization systems (international vehicles)

Commercial Aerospace (10%):

- Avionics and electronics; flight test equipment
- Aircraft data management solutions

2015 Sales by Segment vs. End Market (4)


Power Segment
Power Generation 67%
Naval Defense 33%

Power Generation (67%):

- Commercial nuclear aftermarket products and services
- AP1000 reactor coolant pumps (RCPs) and other new build equipment
- Small modular reactors (SMRs)
- Fossil power generation equipment

Naval Defense (33%):

- Nuclear propulsion equipment (pumps and generators) for submarines and aircraft carriers
- Electromagnetic aircraft launching and advanced arresting gear systems

Note: Percentages in chart relate to Full-Year 2015 sales

2016 End Market Sales Waterfall (Guidance as of February 24, 2016)

($ Millions)

Total CW End Markets
$2,170 - 2,220

- **Defense Markets 37%**
  - Naval 18%
  - Aerospace 14%
  - Ground 4%
- **Commercial Markets 63%**
  - **Commercial Aerospace 18%**
    - Aircraft Equipment 65%
    - Surface Tech Services 35%
  - **Power Generation 20%**
    - Aftermarket Nuclear 62%
    - New Build / AP1000 25%
    - Non-Nuclear 13%
  - **General Industrial 25%**
    - Industrial Vehicles 35%
    - Industrial Valves 25%
    - Surface Tech Services 20%
    - Sensors and Controls 20%

Note: Percentages in chart relate to Full-Year 2016 sales

Non-Nuclear:
Surface Technologies services (peening, coatings); Fossil power gen equipment

Sensors and Controls:
Sensors, controls and industrial automation equipment

CURTISS-WRIGHT